                                                                    EXHIBIT 10.1


                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated August 27, 2001, is made and entered into on the terms and conditions hereinafter set forth, by and among AMERICA SERVICE GROUP INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), individually and as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent"), and as Issuing Bank.

                                    RECITALS:

         1. Pursuant to an Amended and Restated Credit Agreement dated as of August 1, 2000, among the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Issuing Bank (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans and purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank has agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

         2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.


                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT OF SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate locations according to alphabetical order, or to amend and restate existing definitions to read as indicated, as applicable:

            "Eligible Accounts" shall mean all accounts of the Borrower and the Guarantors in which the Administrative Agent, for the benefit of itself, the Lenders and the Issuing Bank, has been granted a first and prior perfected security interest, excluding all items that the Administrative Agent reasonably determines to be ineligible, and with such adjustments thereto as the Administrative Agent reasonably determines to be appropriate. Without limiting the foregoing, within two (2) weeks after receipt of the Field Examination Report, the Administrative Agent, with the concurrence of Requisite Lenders, may impose such eligibility limitations as it deems appropriate, in the exercise of its discretion, on the basis of its review of the Field Examination Report.

             "Eligible Inventory" shall mean all inventory of the Borrower and the Guarantors in which the Administrative Agent, for the benefit of itself, the Lenders and the Issuing Bank, has been granted a first and prior perfected security interest, valued at the lesser of cost or market, excluding items that are out-of-date, obsolete or otherwise unmarketable, with such adjustments thereto as the Administrative Agent reasonably determines to be appropriate. Without limiting the foregoing, within two (2) weeks after receipt of the Field Examination Report, the Administrative Agent, with the concurrence of Requisite Lenders, may impose such eligibility limitations as it deems appropriate, in the exercise of its discretion, on the basis of its review of the Field Examination Report.

                  "Facilities Credit Base" shall mean, as of any date of determination occurring during each of the periods indicated below, an aggregate amount equal to the sum of the respective percentages of Eligible Accounts and Eligible Inventory specified as being applicable during such Fiscal Quarter:

                                                       Eligible      Eligible
                               Period                  Accounts      Inventory
                               ------                  --------      ---------
                  Through December 31, 2001              100%           75%
                  January 1, 2002 - January 31, 2002     100%           50%
                  February 1, 2002 - March 31, 2002       95%           50%
                  April 1, 2002 - June 30, 2002           90%           50%
                  July 1, 2002 and thereafter             80%           50%

         Notwithstanding the foregoing, after receipt of the Field Examination Report, the Administrative Agent, with the concurrence of Requisite Lenders, in its discretion may reduce the specified percentages of Eligible Accounts to a percentage not less than 80%.

            "Field Examination Report" shall have the meaning assigned to such term in Section 8.22.

            "IBNR Report" shall mean a report of the "incurred but not reported" expense reserves of the Borrower and the Guarantors, setting forth in reasonable detail the manner of calculation.

            "Permitted Acquisition" - Not applicable. Any and all provisions of this Agreement involving the application of such term shall be disregarded as to such term and shall be construed as if such term and language relating specifically thereto had not been included.

            "Strategic Transaction Expenses" shall mean expenses in an aggregate amount not to exceed $500,000 reasonably incurred by the Borrower during the Fiscal Quarter ending September 30, 2001 in connection with strategic corporate initiatives under consideration by the Borrower.

         2. AMENDMENT OF SECTION 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended by adding the following new subsection (d):

            (d) Notwithstanding the foregoing or any other provision of this Agreement that may be to the contrary, in no event shall the aggregate amount of the Loans and Letter of Credit Liabilities outstanding on any date exceed an amount equal to the amount of the Facilities Credit Base on such date. The Borrower shall prepay Loans to the extent necessary so that the aggregate amount of the Loans and Letter of Credit Liabilities outstanding on any date will not exceed an amount equal to the amount of the Facilities Credit Base on such date, and any prepayment pursuant to this sentence shall be applied first to Swing Line Loans until the same have been fully repaid, then to Base Rate Loans until the same have been fully repaid, and then to LIBOR Loans.

         3. ADDITION OF NEW SECTION 2.1.3. Article 2 of the Credit Agreement is hereby amended by adding the following new Section 2.1.3:

            2.1.3. Mandatory Reductions of Commitments.

                   (a) On the forty-fifth (45th) day following the end of each
            Fiscal Quarter ending on each of the dates specified below, the Commitments shall be permanently reduced by an amount equal to seventy-five percent (75%) of the amount by which EBITDA for such Fiscal Quarter exceeds the EBITDA amount specified below for such Fiscal Quarter:

                           Fiscal Quarter                  EBITDA
                           --------------                  ------
                           June 30, 2002                $ 3,700,000
                         September 30, 2002               4,300,000
                         December 31, 2002                4,200,000
                           March 31, 2003                 3,600,000

                   (b) The Commitments also shall be permanently reduced on each date set forth below by the corresponding amount specified for such date:

                                                         Reduction
                           Reduction Date                  Amount
                          November 1, 2001              $ 1,000,000
                          December 1, 2001                1,500,000
                          January 1, 2002                 2,500,000
                          February 1, 2002                1,000,000
                           March 1, 2002                  1,500,000
                           April 1, 2002                  2,500,000
                            July 1, 2002                  5,000,000
                          January 1, 2003                 5,000,000
                         Commitment Period
                          Expiration Date           Remaining Commitments

            provided, however, that on the effective date of any voluntary reduction in the Commitments pursuant to Section 2.1.2, the amount of the scheduled reduction on the first scheduled reduction date following the date of such voluntary reduction shall be reduced by the amount of such voluntary reduction and to the extent that the amount of such voluntary reduction exceeds the amount of such scheduled reduction, the excess shall be applied to reduce the amount of the scheduled reduction on the next succeeding scheduled reduction date and each scheduled reduction date thereafter until applied in full. Except as set forth in the proviso of the preceding sentence, the reduction dates set forth above shall not be extended, nor shall the scheduled amount of any reduction set forth above be reduced, without the written consent of the Administrative Agent and all of the Lenders.

         4. AMENDMENT OF SECTION 2.13. Section 2.13 of the Credit Agreement is hereby amended to read as follows:

            2.13 Interest and Fees Margins. For purposes of interest and fee computations hereunder involving the Applicable Base Rate Margin, the Applicable LIBOR Margin, the Applicable Letter of Credit Fee Percentage and the Applicable Commitment Fee Percentage, such margins and percentages shall be determined as follows:

                                                                    Applicable           Applicable
                           Applicable          Applicable            Letter of           Commitment
                             LIBOR              Base Rate           Credit Fee               Fee
             Tier            Margin              Margin             Percentage           Percentage
             ----            ------              ------             ----------           ----------
              1              1.50%                0.00%                1.50%               0.300%
              2              1.75%                0.25%                1.75%               0.375%
              3              2.00%                0.50%                2.00%               0.375%
              4              2.25%                0.75%                2.25%               0.500%
              5              2.75%                1.25%                2.75%               0.500%
              6              3.25%                1.75%                3.25%               0.500%
              7              3.75%                2.25%                3.75%               0.625%

             Except as expressly hereinafter provided, the applicable tier at any time shall be determined with reference to the Borrower's Leverage Ratio at such time, as follows:

         Tier    Leverage Ratio
         ----    --------------
           1     Less than 1.00 to 1.00

           2     Equal to or greater than 1.00 to 1.00 but less than 1.50 to 1.00

           3     Equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00

           4     Equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00

           5     Equal to or greater than 2.50 to 1.00 but less than 2.75 to 1.00

           6     Equal to or greater than 2.75 to 1.00 but less than 3.00 to 1.00

           7     Equal to or greater than 3.00 to 1.00

         Any adjustment in the margins set forth above shall take effect on the first Pricing Tier Determination Date following the Fiscal Quarter as to which such ratio was calculated.

         Notwithstanding the foregoing, from the date hereof to but not including the first Pricing Tier Determination Date after December 31, 2001, the following margins shall be applicable:

                                                         Applicable           Applicable
              Applicable            Applicable            Letter of           Commitment
                LIBOR               Base Rate            Credit Fee               Fee
                Margin                Margin             Percentage           Percentage
                ------                ------             ----------           ----------
                3.50%                 2.00%                 3.50%               0.500%

         5. AMENDMENT OF SECTION 8.1.3. Section 8.1.3 of the Credit Agreement is hereby amended to read as follows:

            8.1.3 Monthly Financial Statements and Reports. Furnish to the Administrative Agent and each Lender (a) as soon as available and in any event within thirty (30) days after the end of each month (other than the last month in a Fiscal Quarter, in which case the period shall be forty-five (45) days), an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month, the related consolidated statement of income of the Borrower and its Subsidiaries for such month and a schedule of Service Contract operating margins for such month, certified by a Responsible Officer of the Borrower, together with a certificate of a Responsible Officer of the Borrower stating that no Default has occurred and is continuing or, if in the opinion of such officer, a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto, and (b) within thirty (30) days after the end of each month, a certificate of a Responsible Officer of the Borrower calculating the Facilities Credit Base as of the end of such month.

         6. ADDITION OF NEW SECTION 8.1.4. Section 8.1 of the Credit Agreement is hereby amended by adding the following new Section 8.1.4 and renumbering existing Section 8.1.4 as 8.1.5:

            8.1.4. IBNR Reports. Furnish to the Administrative Agent and each Lender (a) as soon as available and in any event within thirty (30) days after the end of each month, an IBNR Report as of the end of such month, certified by a Responsible Officer of the Borrower, and (b) as soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter of the Borrower ending on or before September 30, 2002, an IBNR Report as of the end of such Fiscal Quarter, prepared by independent public accountants or another third-party consulting professional acceptable to the Administrative Agent, certified by a Responsible Officer of the Borrower.

         7. ADDITION OF NEW SECTIONS 8.22, 8.23 AND 8.24. Article 8 of the Credit Agreement is hereby amended by adding the following new Sections 8.22,
8.23 and 8.24:

            8.22. Field Examination and Report. Permit a field examination of the accounts of the Borrower and the Guarantors to be made by the Administrative Agent or its designee, at the expense of the Borrower and the Guarantors, such that a report with respect to such accounts (the "Field Examination Report") can be prepared and delivered to the Lenders on or before September 28, 2001.

            8.23 IBNR Reserves. Until the end of the Fiscal Year of the Borrower and the Guarantors ending December 31, 2002, maintain their "incurred but not reported" expense reserves within the ranges recommended by the third-party IBNR Reports described in clause (b) of Section 8.1.4.

            8.24. Deposits and Collections. Maintain, and cause their respective Subsidiaries to maintain, all of their deposit accounts with the Administrative Agent, and in connection therewith the Borrower and the Guarantors agree as follows:

                   (a) The Borrower and the Guarantors will instruct all of
            their respective account debtors to remit all sums owing to the Borrower or a Guarantor to a specific "lockbox" account maintained with the Administrative Agent, and will take all actions necessary to assure that not less than ninety percent (90%) of the aggregate dollar amount of all remittances to the Borrower and the Guarantors from their account debtors are remitted directly to the lockbox account.

                   (b) The Borrower and the Guarantors hereby grant to the
            Administrative Agent, for the benefit of itself, the Lenders and the Issuing Bank, a security interest in all deposit accounts now or hereafter maintained with the Administrative Agent, all funds now or hereafter on deposit therein and all proceeds thereof, as security for their respective Obligations. Upon the occurrence of an Event of Default, the Administrative Agent may prevent further withdrawals from such deposit accounts by the Borrower and the Guarantors and shall have all rights and remedies of a secured party with respect thereto.

         8. AMENDMENT OF SECTION 10.1.1. Section 10.1.1 of the Credit Agreement is hereby amended to read as follows:

            10.1.1. Minimum Net Worth. Permit Net Worth as of the end of any Fiscal Quarter ending on or after September 30, 2001 to be less than the sum of (a) ninety percent (90%) of Net Worth as of the end of the Fiscal Quarter ended June 30, 2001, plus (b) ninety percent (90%) of cumulative Consolidated Net Income for each Fiscal Quarter beginning with the Fiscal Quarter ending September 30, 2001, with no decrease for any negative Consolidated Net Income during any Fiscal Quarter. It is understood and agreed that solely for purposes of calculating compliance with this covenant as of any date subsequent to September 30, 2001, Strategic Transaction Expenses shall be added to Net Worth to the extent that such expenses were deducted in calculating Consolidated Net Income for the Fiscal Quarter ending September 30, 2001.

         9. AMENDMENT OF SECTION 10.1.2. Section 10.1.2 of the Credit Agreement is hereby amended to read as follows:

            10.1.2. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for each of the Fiscal Quarters ending on the dates indicated below to exceed the Fixed Charge Coverage Ratio specified for such Fiscal Quarter:

                                                               Fixed Charge
                  Fiscal Quarter                              Coverage Ratio
                  --------------                              --------------
                September 30, 2001                             1.00 to 1.00
                 December 31, 2001                             1.05 to 1.00
                  March 31, 2002                               1.05 to 1.00
                   June 30, 2002                               1.05 to 1.00
                September 30, 2002                             1.05 to 1.00
         December 31, 2002 and thereafter                      1.25 to 1.00

         It is understood and agreed that (a) solely for purposes of calculating the Fixed Charge Coverage Ratio for the Fiscal Quarter ending September 30, 2001, the imputed principal amortization component shall be five percent (5%) of the aggregate principal balance of the Loans and Letter of Credit Liabilities outstanding on September 30, 2001 instead of ten percent (10%) of such aggregate principal balance as currently specified in the definition of "Fixed Charge Coverage Ratio", and (b) solely for purposes of calculating the Fixed Charge Coverage Ratio for the Fiscal Quarters ending September 30, 2001 and December 31, 2001, Strategic Transaction Expenses shall be added to EBITDA to the extent that such expenses were deducted in calculating Consolidated Net Income for the Fiscal Quarter ending September 30, 2001.

         10. AMENDMENT OF SECTION 10.1.3. Section 10.1.3 of the Credit Agreement is hereby amended to read as follows:

             10.1.3. Leverage Ratio. Permit the Leverage Ratio for each of the Fiscal Quarters ending on the dates set forth below to exceed the Leverage Ratio specified for such Fiscal Quarter:

                  Fiscal Quarter                            Leverage Ratio
                  --------------                            --------------
                September 30, 2001                           3.25 to 1.00
                 December 31, 2001                           3.15 to 1.00
                  March 31, 2002                             3.15 to 1.00
                   June 30, 2002                             3.15 to 1.00
                September 30, 2002                           3.00 to 1.00
         December 31, 2002 and thereafter                    2.75 to 1.00

         It is understood and agreed that (a) solely for purposes of calculating the Leverage Ratio for the Fiscal Quarter ending September 30, 2001, EBITDA shall be calculated by multiplying EBITDA for such Fiscal Quarter by four (4) instead of multiplying EBITDA for the six (6) month period ending on the last day of such Fiscal Quarter by two (2), and (b) solely for purposes of calculating the Leverage Ratio for the Fiscal Quarters ending September 30, 2001 and December 31, 2001, Strategic Transaction Expenses shall be added to EBITDA to the extent that such expenses were deducted in calculating Consolidated Net Income for the Fiscal Quarter ending September 30, 2001.

         11. AMENDMENT OF SECTION 10.1.4. Section 10.1.4 of the Credit Agreement is hereby amended to read as follows:

             10.1.4. Capital Expenditures. Make Ordinary Capital Expenditures in an aggregate amount in excess of $2,000,000 in any one Fiscal Year, or make any Reimbursable Capital Expenditure at any time if the aggregate unreimbursed amount outstanding in respect of Reimbursable Capital Expenditures would exceed the Reimbursable Capital Expenditure Limit.

         12. ADDITION OF NEW SECTION 10.1.5. Article 10 of the Credit Agreement is hereby amended by adding the following new Section 10.1.5:

             10.1.5. EBITDA. Permit EBITDA for each of the Fiscal Quarters ending on each of the dates set forth below to be less than the EBITDA specified for such Fiscal Quarter:

                    Fiscal Quarter                                  EBITDA
                    --------------                                  ------
                  September 30, 2001                              $ 3,800,000
                   December 31, 2001                                3,700,000
                    March 31, 2002                                  3,300,000
                     June 30, 2002                                  3,100,000
                  September 30, 2002                                3,600,000

         It is understood and agreed that solely for purposes of calculating compliance with this covenant for the Fiscal Quarter ending September 30, 2001, Strategic Transaction Expenses shall be added to EBITDA to the extent that such expenses were deducted in calculating Consolidated Net Income for such Fiscal Quarter.

         13. FEES. In consideration of the agreements of the Lenders set forth herein, the Borrower agrees to pay to each Lender a fee in an amount equal to 0.25% of such Lender's Commitment. Such fees shall be due and payable immediately upon the effectiveness of this Amendment as set forth in Section 14 of this Amendment.

         14. EFFECTIVENESS. This Amendment shall be effective only upon execution and delivery by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and Requisite Lenders.

         15. REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE GUARANTORS. As an inducement to the Administrative Agent, the Issuing Bank and the Lenders to enter into this

Amendment, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Issuing Bank and the Lenders that, on and as of the date hereof:

             (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for
         (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

             (b) no Default or Event of Default other than the Specified Defaults has occurred and is continuing.

         16. EFFECT OF AMENDMENT; CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT AND LOAN DOCUMENTS.

             (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Guarantors by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

             (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Agreement shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

         17. RELEASE AND WAIVER. The Borrower and the Guarantors hereby stipulate, acknowledge and agree that they have no claims or causes of action of any kind whatsoever against the Lenders, the Administrative Agent or the Issuing Bank. The Borrower and the Guarantors hereby release the Lenders, the Administrative Agent or the Issuing Bank from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, that the Borrower or the Guarantors may now or hereafter have relating in any way to any event, circumstance, action or failure to act on or before the date of this Amendment. The release by the Borrower and the Guarantors herein, together with the other terms and provisions of this Amendment, are entered into by Borrower and Guarantors advisedly and without compulsion, coercion or duress, the Borrower and Guarantors having determined that this Amendment and all of its terms, conditions and provisions are in the economic best interests of the Borrower and the Guarantors. The Borrower and the Guarantors represent that they are entering into this Amendment freely and with the advice of counsel as to their legal alternatives.

         18. COUNTERPARTS. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

         19. MISCELLANEOUS.

             (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

             (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

             (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

             (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

                          [SIGNATURES BEGIN NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                    BORROWER:



                                    AMERICA SERVICE GROUP INC.
                                    a Delaware corporation



                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer



                                    GUARANTORS:

                                    PRISON HEALTH SERVICES, INC.
                                    a Delaware corporation



                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    PRISON HEALTH SERVICES OF INDIANA, L.L.C.
                                    an Indiana limited liability company

                                    BY: PRISON HEALTH SERVICES, INC.
                                        a Delaware corporation



                                        By: /s/ S. W. Choppin
                                            ------------------------------------
                                            S. Walker Choppin, Senior Vice
                                            President and Chief Financial
                                            Officer


                                    Being the duly authorized General Manager thereof.

                                    EMSA GOVERNMENT SERVICES, INC.
                                    a Florida corporation



                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    EMSA CORRECTIONAL CARE, INC.
                                    a Florida corporation



                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    EMSA MILITARY SERVICES, INC.
                                    a Florida corporation



                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    EMSA LIMITED PARTNERSHIP
                                    a Florida limited partnership

                                    BY: EMSA CORRECTIONAL CARE, INC.
                                        a Florida corporation



                                        By: /s/ S. W. Choppin
                                            ------------------------------------
                                            S. Walker Choppin, Senior Vice
                                            President and Chief Financial
                                            Officer


                                    Being the duly authorized General
                                    Partner thereof.

                                    CORRECTIONAL HEALTH SERVICES, INC.
                                    a New Jersey corporation



                                    By: /s/ Jean L. Byassee
                                        ----------------------------------------
                                        Jean L. Byassee, Senior Vice President


                                    SECURE PHARMACY PLUS, INC.




                                    By: /s/ S. W. Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer






                        [SIGNATURES CONTINUED NEXT PAGE]

                                    ADMINISTRATIVE AGENT, LENDER AND
                                    ISSUING BANK:


                                    BANK OF AMERICA, N.A.


                                    By: /s/ Elizabeth L. Knox
                                        ----------------------------------------
                                        Title: Senior Vice President



                                    LENDERS:


                                    AMSOUTH BANK,
                                    as a Lender and as a Co-Agent


                                    By: /s/ William H. Berrell
                                        ----------------------------------------
                                        Title: Senior Vice President


                                    HARRIS TRUST AND SAVINGS BANK
                                    as a Lender and as a Co-Agent


                                    By: /s/ Gloria Compean-Endicott
                                        ----------------------------------------
                                        Title: Vice President



                                    COMERICA BANK
                                    as a Lender



                                    By: Colleen M. Murphy
                                        ----------------------------------------
                                        Title: Vice President